Exhibit 99.1

Infinera Corporation Reports Third Quarter 2013 Financial Results

Sunnyvale, CA, October 23, 2013 – Infinera Corporation (NASDAQ: INFN), a leader in Intelligent Transport Networks™, today released financial results for the third quarter ended September 28, 2013.

GAAP revenues for the third quarter of 2013 were $142.0 million compared to $138.4 million in the second quarter of 2013 and $112.2 million in the third quarter of 2012.

GAAP gross margin for the third quarter of 2013 was 48% compared to 37% in the second quarter of 2013 and 37% in the third quarter of 2012. GAAP net income for the quarter was $3.3 million, or $0.03 per diluted share, compared to a net loss of $(10.0) million, or $(0.09) per share, in the second quarter of 2013 and a net loss of $(19.1) million, or $(0.17) per share, in the third quarter of 2012.

Non-GAAP gross margin for the third quarter of 2013 was 49% compared to 39% in the second quarter of 2013 and 39% in the third quarter of 2012, excluding non-cash stock-based compensation expenses. Non-GAAP net income for the third quarter of 2013 was $12.8 million, or $0.10 per diluted share excluding non-cash stock-based compensation expenses and the amortization of debt discount on our convertible senior notes. This compared to a non-GAAP net loss of $(1.2) million, or $(0.01) per share, in the second quarter of 2013 and a non-GAAP net loss of $(7.8) million, or $(0.07) per share, in the third quarter of 2012.

Management Commentary

“DTN-X adoption continued to drive strong financial results in the third quarter. We generated solid revenue growth and achieved positive cash flow from operations, with both gross margin and profitability exceeding our expectations,” said Tom Fallon, chief executive officer. “During the quarter, we received purchase commitments from five additional customers, including two new to Infinera, bringing our total DTN-X customer count to 39.

“We are seeing growing global demand for Infinera’s Intelligent Transport Network and the DTN-X, the only platform available in the market today that offers super-channel scale, converged OTN switching and GMPLS network automation. This interest is across industry segments, including domestic and international Tier 1 carriers, bandwidth wholesalers, cable, and Internet content providers.

“We remain committed to growing our market share and are increasingly confident that over the next 12 to 18 months we will add new strategic accounts while expanding our deployments with existing customers.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results and its outlook for the fourth quarter today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the Investor Relations’ section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-756-6991. International parties can access the replay at 1-203-369-3017.

About Infinera

Infinera is a leader in Intelligent Transport Networks. Intelligent Transport Networks help carriers exploit the increasing demand for cloud-based services and data center connectivity as they advance into the Terabit Era. Infinera is unique in its use of breakthrough semiconductor technology to deliver large scale Photonic Integrated Circuit (PICs) and the application of PICs to vertically integrated optical networking solutions that deliver the industry’s only commercially available 500 Gb/s FlexCoherent super-channels. Infinera Intelligent Transport Network solutions include the DTN-X, DTN and ATN platforms. Find more at www.infinera.com.

Contacts:

Media: Anna Vue	Investors/Analysts: Jenifer Kirtland/Bob Jones
avue@infinera.com	jkirtland@infinera.com/bjones@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-543-8139/408-543-8140

Forward-Looking Statements

This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Forward-looking statements include statements regarding Infinera’s expectations, beliefs, intentions or strategies regarding the future including statements that we are seeing growing global demand for Infinera’s Intelligent Transport Network and the DTN-X platform; that the interest in our products is across industry segments, including domestic and international Tier 1 carriers, bandwidth wholesalers, cable, and Internet content providers; and that we remain committed to growing our market share and are increasingly confident that over the next 12 to 18 months we will add new strategic accounts while expanding our deployments with existing customers. Such forward-looking statements can be identified by forward-looking words such as “anticipated,” “believed,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include aggressive business tactics by our competitors, our reliance on single-source suppliers, our ability to protect our intellectual property, claims by others that we infringe their intellectual property, and our ability to respond to rapid technological changes, and other risks that may impact our business are set forth in our annual reports on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 5, 2013, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and amortization of debt discount on our convertible senior notes. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our third quarter results, including an estimate of non-GAAP earnings for the fourth quarter of 2013 that excludes non-cash stock-based compensation expenses and amortization of debt discount on our convertible senior notes.

A copy of this press release can be found on the Investor Relations’ page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Revenue:
Product	$120,807	$98,853	$348,769	$269,087
Ratable product and related support and services	525	450	1,553	1,504
Services	20,688	12,911	54,708	39,782

Total revenue	142,020	112,214	405,030	310,373
Cost of revenue (1):
Cost of product	66,645	66,510	222,126	181,851
Cost of ratable product and related support and services	40	102	204	459
Cost of services	6,964	4,102	19,973	13,762

Total cost of revenue	73,649	70,714	242,303	196,072
Gross profit	68,371	41,500	162,727	114,301
Operating expenses (1):
Research and development	32,528	27,912	93,935	90,573
Sales and marketing	17,720	19,285	52,921	55,304
General and administrative	11,678	12,508	32,976	35,912

Total operating expenses	61,926	59,705	179,832	181,789
Income (loss) from operations	6,445	(18,205)	(17,105)	(67,488)
Other income (expense), net:
Interest income	232	175	636	678
Interest expense	(2,578)	—	(3,427)	—
Other gain (loss), net:	(444)	(617)	(805)	(892)

Total other income (expense), net	(2,790)	(442)	(3,596)	(214)
Income (loss) before income taxes	3,655	(18,647)	(20,701)	(67,702)
Provision for income taxes	308	434	1,240	1,540

Net income (loss)	$3,347	$(19,081)	$(21,941)	$(69,242)

Net income (loss) per common share
Basic	$0.03	$(0.17)	$(0.19)	$(0.63)

Diluted	$0.03	$(0.17)	$(0.19)	$(0.63)

Weighted average shares used in computing net income (loss) per common share
Basic	118,740	111,579	116,653	110,216

Diluted	124,679	111,579	116,653	110,216

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and nine months ended September 28, 2013 and September 29, 2012:

	Three Months Ended		Nine Months Ended
	September 28, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Cost of revenue	$422	$683	$1,382	$1,975
Research and development	2,434	3,439	8,175	10,454
Sales and marketing	1,853	2,685	5,659	7,648
General and administration	1,807	2,804	4,167	7,732

	6,516	9,611	19,383	27,809
Cost of revenue - amortization from balance sheet*	1,127	1,706	4,419	3,875

Total stock-based compensation expense	$7,643	$11,317	$23,802	$31,684

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 28, 2013	June 29, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Reconciliation of Gross Profit:
U.S. GAAP as reported	$68,371	$51,654	$41,500	$162,727	$114,301
Stock-based compensation (1)	1,549	2,164	2,389	5,801	5,850

Non-GAAP as adjusted	$69,920	$53,818	$43,889	$168,528	$120,151

Reconciliation of Gross Margin:
U.S. GAAP as reported	48%	37%	37%	40%	37%
Stock-based compensation (1)	1%	2%	2%	2%	2%

Non-GAAP as adjusted	49%	39%	39%	42%	39%

Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$6,445	$(8,608)	$(18,205)	$(17,105)	$(67,488)
Stock-based compensation (1)	7,643	8,184	11,317	23,802	31,684

Non-GAAP as adjusted	$14,088	$(424)	$(6,888)	$6,697	$(35,804)

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$3,347	$(10,009)	$(19,081)	$(21,941)	$(69,242)
Stock-based compensation (1)	7,643	8,184	11,317	23,802	31,684
Amortization of debt discount (2)	1,770	580	—	2,350	—

Non-GAAP as adjusted	$12,760	$(1,245)	$(7,764)	$4,211	$(37,558)

Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$0.03	$(0.09)	$(0.17)	$(0.19)	$(0.63)

Non-GAAP as adjusted	$0.11	$(0.01)	$(0.07)	$0.04	$(0.34)

Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$0.03	$(0.09)	$(0.17)	$(0.19)	$(0.63)

Non-GAAP as adjusted (3)	$0.10	$(0.01)	$(0.07)	$0.03	$(0.34)

Weighted average shares used in computing net income (loss) per common share - U.S. GAAP:
Basic	118,740	116,911	111,579	116,653	110,216

Diluted	124,679	116,911	111,579	116,653	110,216

Weighted average shares used in computing net income (loss) per common share - Non-GAAP:
Basic	118,740	116,911	111,579	116,653	110,216

Diluted (3)	124,679	121,254	113,443	121,178	112,113

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Nine Months Ended
	September 28, 2013	June 29, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Cost of revenue	$422	$474	$683	$1,382	$1,975
Research and development	2,434	2,622	3,439	8,175	10,454
Sales and marketing	1,853	1,807	2,685	5,659	7,648
General and administration	1,807	1,591	2,804	4,167	7,732

	6,516	6,494	9,611	19,383	27,809
Cost of revenue - amortization from balance sheet*	1,127	1,690	1,706	4,419	3,875

Total stock-based compensation expense	$7,643	$8,184	$11,317	$23,802	$31,684

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)	Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, we are required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on our $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at our non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of our underlying business performance.
(3)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	September 28, 2013	December 29, 2012
ASSETS
Current assets:
Cash and cash equivalents	$137,629	$104,666
Short-term investments	151,821	76,146
Accounts receivable, net of allowance for doubtful accounts of $147 in 2013 and $94 in 2012	87,180	107,039
Other receivables	616	2,909
Inventory	123,505	127,809
Deferred inventory costs	1,244	1,029
Prepaid expenses and other current assets	18,924	9,899

Total current assets	520,919	429,497
Property, plant and equipment, net	79,062	80,343
Deferred inventory costs, non-current	19	100
Long-term investments	52,871	2,874
Cost-method investment	9,000	9,000
Long-term restricted cash	3,724	3,868
Deferred tax asset	—	805
Other non-current assets	5,238	1,683

Total assets	$670,833	$528,170

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$29,218	$61,428
Accrued expenses	21,290	25,483
Accrued compensation and related benefits	24,621	22,325
Accrued warranty	12,854	7,262
Deferred revenue	25,202	26,744
Deferred tax liability	—	805

Total current liabilities	113,185	144,047
Long-term debt	107,350	—
Accrued warranty, non-current	10,308	9,220
Deferred revenue, non-current	3,097	3,210
Other long-term liabilities	18,158	15,557
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of September 28, 2013 and December 29, 2012 Issued and outstanding shares – 119,491 as of September 28, 2013 and 112,461 as of December 29, 2012	119	112
Additional paid-in capital	1,016,397	930,618
Accumulated other comprehensive loss	(3,474)	(2,228)
Accumulated deficit	(594,307)	(572,366)

Total stockholders’ equity	418,735	356,136

Total liabilities and stockholders’ equity	$670,833	$528,170

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 28, 2013	September 29, 2012
Cash Flows from Operating Activities:
Net loss	$(21,941)	$(69,242)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	18,574	17,274
(Recovery of) provision for other receivables	(88)	—
Provision for doubtful accounts	53	94
Amotization of debt discount and issuance costs	2,552	—
Amortization of premium on investments	870	1,610
Stock-based compensation expense	23,802	31,684
Non-cash tax benefit	—	(18)
Other gain	(243)	(479)
Changes in assets and liabilities:
Accounts receivable	19,805	(11,021)
Other receivables	2,131	(2,228)
Inventory	(3,603)	(28,774)
Prepaid expenses and other assets	(8,398)	33
Deferred inventory costs	(160)	4,877
Accounts payable	(30,624)	(1,048)
Accrued liabilities and other expenses	1,640	3,690
Deferred revenue	(1,655)	(6,683)
Accrued warranty	6,680	2,434

Net cash provided by (used in) operating activities	9,395	(57,797)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(206,528)	(50,134)
Proceeds from sale of available-for-sale investments	2,850	6,694
Proceeds from maturities and calls of investments	77,143	95,368
Purchase of property and equipment	(13,605)	(22,238)
Reimbursement of manufacturing capacity advance	—	50
Change in restricted cash	110	(564)

Net cash provided by (used in) investing activities	(140,030)	29,176
Cash Flows from Financing Activities:
Proceeds from issuance of debt, net	144,469	—
Proceeds from issuance of common stock	21,551	11,280
Repurchase of common stock	(1,541)	(875)

Net cash provided by financing activities	164,479	10,405
Effect of exchange rate changes on cash	(881)	358
Net change in cash and cash equivalents	32,963	(17,858)
Cash and cash equivalents at beginning of period	104,666	94,458

Cash and cash equivalents at end of period	$137,629	$76,600

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$1,536	$755
Supplemental schedule of non-cash financing activities:
Non-cash settlement for manufacturing capacity advance	$—	$275
Transfer of inventory to fixed assets	$6,672	$738

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q4’11	Q1’12	Q2’12	Q3’12	Q4’12	Q1’13	Q2’13	Q3’13
Revenue ($ Mil)	$112.0	$104.7	$93.5	$112.2	$128.1	$124.6	$138.4	$142.0
Gross Margin % (1)	42%	40%	37%	39%	36%	36%	39%	49%
Invoiced Shipment Composition:
Domestic %	70%	71%	70%	70%	63%	63%	64%	73%
International %	30%	29%	30%	30%	37%	37%	36%	27%
Largest Customer %	14%	13%	15%	13%	13%	14%	<10%	17%
Cash Related Information:
Cash from (used in) Operations ($ Mil)	($5.1)	($5.8)	($22.7)	($29.3)	$8.3	($21.3)	$17.9	$12.8
Capital Expenditures ($ Mil)	$16.1	$13.6	$6.1	$2.5	$3.2	$4.9	$4.5	$4.2
Depreciation & Amortization ($ Mil)	$4.5	$5.5	$5.7	$6.1	$6.4	$6.3	$6.3	$5.9
DSO’s	65	57	55	74	76	82	64	56
Inventory Metrics:
Raw Materials ($ Mil)	$12.1	$15.3	$14.8	$12.4	$13.0	$12.2	$9.8	$12.1
Work in Process ($ Mil)	$37.0	$41.6	$49.4	$59.8	$57.3	$53.1	$41.0	$45.7
Finished Goods ($ Mil)	$39.9	$44.7	$50.9	$46.3	$57.5	$65.7	$70.5	$65.7
Total Inventory ($ Mil)	$89.0	$101.6	$115.1	$118.5	$127.8	$131.0	$121.3	$123.5
Inventory Turns (1)	2.9	2.5	2.1	2.3	2.6	2.4	2.8	2.3
Worldwide Headcount	1,181	1,210	1,228	1,235	1,242	1,219	1,238	1,296

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.